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                                                                 EXHIBIT 1.1

                          FOUNDERS FOOD & FIRKINS LTD.

                        1,000,000 SHARES OF COMMON STOCK(1)

                             UNDERWRITING AGREEMENT


____________, 2000


Equity Securities Investments, Inc.
5353 Wayzata Boulevard, Suite 600
Minneapolis, MN  55416

Ladies and Gentlemen:

         Founders Food & Firkins Ltd., a Minnesota corporation (the "Company"), hereby confirms its agreement to issue and sell to Equity Securities Investments, Inc. (the "Underwriter") an aggregate of 1,000,000 authorized and unissued shares (the "Firm Shares") of common stock, $0.01 par value per share ("Common Stock"), of the Company. The Company also hereby confirms its agreement to grant to the Underwriter an option to purchase up to 150,000 additional authorized and unissued shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 2(b) hereof. (As used in this Agreement, the term "Shares" shall consist of the Firm Shares and the Option Shares.) The Company also hereby confirms its agreement to issue to the Underwriter a warrant for the purchase of up to 100,000 shares of Common Stock as described in Section 6 hereof (the "Underwriter's Warrant"), contingent upon the purchase by the Underwriter of the Firm Shares. The shares of Common Stock issuable upon exercise of the Underwriter's Warrant are referred to in this Agreement as the "Warrant Shares."

         1.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

                  (a) The Company represents and warrants to and agrees with the Underwriter as follows:

                           (i) A registration statement on Form SB-2 (File No. 333-93459) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder

----------------

     (1) Plus an option to purchase up to 150,000 additional shares to cover over-allotments.


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         and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed. Copies of the registration statement and amendments and each related preliminary prospectus to date have been delivered by the Company to the Underwriter, and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T under the Securities Act. If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, including the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b), if applicable, is hereinafter called the "Registration Statement" and, if any amendment thereto shall be filed after the effective date and prior to the "First Closing Date" (as hereinafter defined), the term "Registration Statement" shall refer to the registration statement as so amended (but only from and after the effectiveness of such amendment). The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations or any other prospectus provided to the Underwriter by the Company for use in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time it is first provided to the Underwriter by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Securities Act and any prospectus subject to completion as described in Rule 430A of the Rules and Regulations. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

                           (ii) At the time the Registration Statement is or was declared effective by the Commission and at all times subsequent thereto up to the "First Closing Date" and the "Second Closing Date" (as such terms are hereinafter defined), the Registration Statement and Prospectus, and all amendments thereof and supplements thereto, will comply or complied with the provisions and requirements of the Securities Act and the


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         Rules and Regulations. Neither the Commission nor any state securities authority has issued any order preventing or suspending the use of any Preliminary Prospectus or requiring the recirculation of a Preliminary Prospectus, or issued a stop order with respect to the offering of the Shares (if the Registration Statement has been declared effective), or instituted or, to the Company's knowledge, threatened the institution of, proceedings for any of such purposes. When the Registration Statement shall become effective and when any post-effective amendment thereto shall become effective, the Registration Statement (as amended, if the Company shall have filed with the Commission any post-effective amendments thereto) will not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. When the Registration Statement is or was declared effective by the Commission and at all times subsequent thereto up to the First Closing Date and the Second Closing Date, the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto) will not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendment thereof and supplement thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, with the exception of the initial filing of the Registration Statement on December 22, 1999, which failed to contain loss per common share information in "Summary Financial Data" due to printer error, and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. None of the representations and warranties in this Subsection 1(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information relating to the Underwriter furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

                           (iii) The Company has no subsidiaries and is not affiliated with any other company or business entity, except as disclosed in the Prospectus. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the condition (financial or otherwise), earnings, operations or


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         business of the Company; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                           (iv) The Company has operated and is operating in material compliance with all authorizations, licenses, certificates, consents, permits, approvals and orders of and from all state, federal and other governmental regulatory officials and bodies necessary to own its properties and to conduct its business as described in the Registration Statement and Prospectus, all of which are, to the Company's knowledge, valid and in full force and effect; the Company is conducting its business in substantial compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; and the Company is not in material violation of any applicable law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties. Except as set forth in the Registration Statement and
         Prospectus:

                                    (A) the Company is in material compliance
                  with all material rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (the "Environmental Laws") which are applicable to its business;

                                    (B) the Company has received no notice from
                  any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus;

                                    (C) the Company will not be required to make
                  any future material capital expenditures to comply with Environmental Laws; and

                                    (D) to the best of its knowledge, no
                  property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.), or otherwise designated as a contaminated site under applicable state or local law.

                           (v) The Company is not in violation of its articles of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, lease, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties are bound, which default is material to the business of the Company.

                           (vi) The Company has full requisite power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has


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         been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable law or the public policies underlying such law. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under:

                                    (A) any indenture, mortgage, deed of trust,
                  loan agreement, bond, debenture, note, agreement or other evidence of indebtedness, any lease, contract, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties may be bound;

                                    (B)     the articles of incorporation or
                  bylaws of the Company; or

                                    (C) any material applicable law, order,
                  rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties.

         No consent, approval, authorization or order of or qualification with any court, governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or under state or other securities or Blue Sky laws, all of which requirements, to the best of the Company's knowledge, have been satisfied.

                           (vii) Except as is otherwise expressly described in the Registration Statement or Prospectus, there is neither pending nor, to the best of the Company's knowledge, threatened, any action, suit, claim or proceeding against the Company or any of its officers or any of its properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its officers or properties or otherwise which
         (A) might result in any material adverse change in the condition (financial or otherwise), earnings, operations or business of the Company or might materially and adversely affect their properties, assets or rights, or (B) might prevent consummation of the transactions contemplated hereby.

                           (viii) The Company has, and at the First Closing Date and Second Closing Date (collectively, the "Closing Dates") will have, the duly authorized and


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         outstanding capitalization set forth in the Prospectus. All outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms in all material respects with the statements relating thereto contained in the Registration Statement and the Prospectus; the Shares to be sold hereunder by the Company have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Shares to be sold hereunder by the Company or the issuance and sale thereof, or the issuance and sale or exercise of the Underwriter's Warrants, other than those that have been expressly waived prior to the date hereof. Except as disclosed in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The certificates evidencing the Shares comply as to form with all applicable provisions of the laws of the State of Minnesota.

                           (ix) The Underwriter's Warrants and the Warrant Shares have been duly authorized. The Underwriter's Warrants, when issued and delivered to the Underwriter, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance and except insofar as the indemnification provisions thereof may be limited by applicable law and the policies underlying such law. The Warrant Shares, when issued in accordance with the terms of this Agreement and pursuant to the Underwriter's Warrants, will be fully paid and non-assessable and subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the Company has been reserved for issuance by the Company upon exercise of the Underwriter's Warrants.

                           (x) Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., which has expressed its opinion with respect to the financial statements filed as part of the Registration Statement and included in the Registration Statement and Prospectus, are


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         independent accountants within the meaning of the Securities Act and the Rules and Regulations. The financial statements of the Company set forth in the Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Act and fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply in accordance with generally accepted accounting principles consistently applied throughout the periods involved (subject, in the case of unaudited financial statements, to normal year-end adjustments which in the opinion of management of the Company are not material, and except as otherwise stated therein); and the supporting schedules included in the Registration Statement, if any, present fairly the information required to be stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement.

                           (xi) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and at each Closing Date, except as is otherwise disclosed in the Registration Statement or Prospectus, there has not been:

                                    (A) any change in the capital stock or
                  long-term debt (including any capitalized lease obligation) or material increase in the short-term debt of the Company (other than issuances of Common Stock upon the exercise of options outstanding as of the Effective Date and options granted under the Company's 1997 Stock Option Plan and the Company's 1997 Director Stock Option Plan (collectively, the "Option Plans"));

                                    (B) any issuance of options, warrants,
                  convertible securities or other rights to purchase the capital stock of the Company (other than options granted under the Option Plans);

                                    (C) any material adverse change, or any
                  development involving a material adverse change, in or affecting the condition (financial or otherwise), earnings, operations, business, or business prospects, management, financial position, shareholders' equity, results of operations or general condition of the Company;

                                    (D) any transaction entered into by the
                  Company that is material to the Company;

                                    (E) any obligation, direct or contingent,
                  incurred by the Company except obligations incurred in the ordinary course of business that, in the aggregate, are not material;


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                                    (F) any dividend or distribution of any kind
                  declared, paid or made on the capital stock of the Company; or

                                    (G) any loss or damage (whether or not
                  insured) to the property of the Company which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

                           (xii) Except as is otherwise expressly disclosed in the Registration Statement or Prospectus:

                                    (A) the Company has good and marketable
                  title to all of the property, real and personal, and assets described in the Registration Statement or Prospectus as being owned by it, free and clear of any and all pledges, liens, security interests, encumbrances, equities, charges or claims, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company;

                                    (B) the agreements to which the Company is a
                  party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance; and

                                    (C) the Company has valid and enforceable
                  leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by judicial limitations on the right of specific performance. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted.

                           (xiii) The Company has timely filed (or has timely requested an extension of time to file) all necessary federal and state income and franchise tax returns and has paid all taxes shown thereon as due; there is no tax deficiency that has been or, to the best of the Company's knowledge, could be asserted against the Company that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or properties of the Company; and all tax liabilities are adequately provided for in the books of the Company.


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                           (xiv) No labor disturbance by the employees of the
         Company exists or, to the best of the Company's knowledge, is imminent. Except as disclosed in the Registration Statement and the Prospectus, no collective bargaining agreement exists with any of the employees of the Company and, to the best of the Company's knowledge, no such agreement is imminent.

                           (xv) To the extent described in the Registration Statement, the Company owns, or possesses adequate rights to use, all service marks, trade names, copyrights, trademarks and proprietary rights or information which are necessary for the conduct of its present or intended business as described in the Registration Statement or Prospectus; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with the asserted rights of others with respect to any trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. Except as disclosed in the Registration Statement or Prospectus, the Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, patent rights, inventions, trade secrets, know-how, technology, service marks, trade names, trademark, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                           (xvi) The Shares have been approved for quotation on The Nasdaq SmallCap Market.

                           (xvii) The Company has no defined benefit pension plan or other pension benefit plan which is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974 as amended from time to time, except as disclosed in the Registration Statement.

                           (xviii) The Company has not taken and will not take, directly or indirectly, any action (and does not know of any action by its directors, officers, shareholders or others) which has constituted or is designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation, as defined in the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares. The Company has not distributed and will not distribute prior to the later of (A) the First Closing Date or the Second Closing Date, as the case may be, and (B) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act. Except as is otherwise disclosed in the Registration Statement or Prospectus, and to the best of the Company's knowledge, no person is entitled, directly or indirectly, to


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         compensation from the Company or the Underwriter for services as a
         "finder" or otherwise in connection with the transactions contemplated by this Agreement.

                           (xix) The Company maintains insurance, which is in full force and effect, with insurers of recognized financial responsibility of the types and in the amounts which it deems adequate for its business and, to the best of the Company's knowledge, in line with the insurance maintained by similar companies and businesses; and the Company has no any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           (xx) Each executive officer and director of the Company and each beneficial owner of ten percent (10%) or more of the Common Stock to be outstanding after the sale of the Firm Shares (calculated in accordance with Rule 13d-3 under the Exchange Act) has agreed pursuant to the form of One-Year Lock-up Agreement attached hereto as APPENDIX A-1 (the "One-Year Lock-up Agreement") that such person will not, for a period of one year from the date (the "Effective Date") that the Registration Statement is declared effective by the Commission (the "One-Year Lock-up Period"), without the prior written consent of the Underwriter, offer to sell, contract to sell, sell, pledge, hypothecate, transfer or otherwise dispose of, or grant any rights with respect to (collectively, a "Disposition"), any shares of Common Stock and any options, warrants and other rights to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock now owned or hereafter acquired by such person (collectively, "Securities"), or with respect to which such person has or hereafter acquires the power of Disposition, other than as permitted by the One- Year Lock-up Agreement. In addition, certain other beneficial owners of Common Stock of the Company have agreed pursuant to the Lock-up Agreement attached hereto as APPENDIX A-2 (the "Six-Month Lock-up Agreement") that such persons shall not, for a period of six (6) months from the Effective Date ("Six-Month Lock-up Period"), Dispose of any Securities now owned or hereafter acquired by such persons or with respect to which such persons have or hereafter acquire the power of Disposition, other than as permitted by the Six-Month Lock-up Agreement. (The One-Year Lock-up Agreement and the Six-Month Lock-up Agreement shall hereinafter be collectively referred to as the "Lock-up Agreements.") The Company has provided to the Underwriter true, accurate and complete copies of all of the Lock-up Agreements. The Company has provided to counsel for the Underwriter ("Underwriter's Counsel") a complete and accurate list of all holders of Securities of the Company and the number and type of securities held by each holder of Securities.

                           (xxi) The Company has not at any time during the last five (5) years (or, if formed during the last five years, since its inception) made any unlawful contribution to


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         any candidate for an office or failed to disclose fully any contribution in violation of law, or made any payment to any federal or state governmental officer or official, domestic or foreign, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that transactions are executed in accordance with management's general or specific authorizations, transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, access to assets is permitted only in accordance with management's general or specific authorization, and the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxii) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                  (b) Any certificate signed by any officer of the Company and delivered to the Underwriter or to Underwriter's Counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

         2.       PURCHASE, SALE, DELIVERY AND PAYMENT.

                  (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, the Firm Shares at a purchase price of $3.60 per Share. The Underwriter will purchase all of the Firm Shares if any are purchased.

                  The Firm Shares will be delivered by the Company to the Underwriter for the account of the Underwriter against payment of the purchase price therefor by wire transfer or other same-day funds payable to the order of the Company at the offices of Equity Securities Investments, Inc., 5353 Wayzata Boulevard, Suite 600, Minneapolis, Minnesota 55416 (or at such other place as may be agreed upon by the Underwriter and the Company), at 9:00 a.m., Minneapolis, Minnesota time, on (i) the third (3rd) full business day following the date hereof if the Registration Statement is declared effective before 3:30 p.m., Minneapolis, Minnesota time on the date hereof, (ii) the fourth (4th) full business day following the date hereof if the Registration Statement is declared effective after 3:30 p.m., Minneapolis, Minnesota time on the date hereof, or (iii) such other time and date as the Underwriter and the Company may determine, such time and date of payment and delivery being herein called the "First Closing Date." Delivery of the Firm Shares will be made by credit to "full fast" transfer to the account or accounts at The Depository Trust Company designated by the Underwriter.


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


                  (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase an aggregate of up to 150,000 Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriter in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised by the Underwriter at any time (but not more than once), in whole or in part, during the period of thirty (30) days after the Effective Date of the Registration Statement by giving written notice to the Company and the Company's counsel, which notice shall set forth the aggregate number of Option Shares as to which the Underwriter is exercising the option, the names and denominations in which the Option Shares are to be registered, and the date and time, as determined by the Underwriter, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing Date;" provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

                  The Option Shares will be delivered by the Company to the Underwriter for the account of the Underwriter against payment of the purchase price therefor by wire transfer or other same-day funds payable to the order of the Company at the offices of Equity Securities Investments, Inc. 5353 Wayzata Boulevard, Suite 600, Minneapolis, Minnesota 55416 (or at such other place as may be agreed upon by the Underwriter and the Company) at 9:00 a.m., Minneapolis, Minnesota time, on the Second Closing Date. Delivery of the Option Shares will be made by credit to "full fast" transfer to the account or accounts at The Depository Trust Company designated by the Underwriter.

         3. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with the Underwriter as follows:

                  (a) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify the Underwriter promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will file a Prospectus containing the information omitted therefrom pursuant to such Rule 430A with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; the Company will prepare and file with the Commission, promptly upon the Underwriter's request, any amendments or supplements to the Registration Statement or Prospectus that, in the Underwriter's reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares by the Underwriter; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which the Underwriter shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                  (b) Within the time during which a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will advise the Underwriter, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                  (c) Within the time during which a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If, during such period, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, during such period, it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will promptly notify the Underwriter and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will use its best efforts to arrange for the qualification of the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares shall have been qualified as herein provided, the Company will make and file such statements and reports, during such period, as are or may be reasonably required by the laws of such jurisdiction.

                  (e) The Company will furnish to the Underwriter copies of the Registration Statement (two of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter may from time to time reasonably request.

                  (f) For a period of five years from the Effective Date, the Company will furnish directly to the Underwriter as soon as the same shall be sent to its shareholders generally copies of all annual or interim shareholder reports of the Company and will, for the same period, also furnish the Underwriter with the following:

                           (i) One copy of any report, application or document (other than exhibits, which, however, will be furnished on your request) filed by the Company with the Commission, Nasdaq (with the exception of Listing of Additional Shares forms), the NASD or any securities exchange, provided that the Company shall not be required to furnish any information pursuant hereto that is not made publicly available;

                           (ii) As soon as the same shall be sent to shareholders generally, copies of each communication sent to shareholders; and

                           (iii) From time to time, such other information concerning the Company as the Underwriter may reasonably and specifically request, provided that the Company shall not be required to furnish any information pursuant hereto that is not furnished to its shareholders or not otherwise made publicly available.

                  (g) The Company will, as required by the Rules and Regulations, publicly disclose the application of the proceeds of the offering of the Shares by the Company.

                  (h) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the fifteen (15) months after the end of the Company's current fiscal quarter, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations and covering a twelve (12)-month period beginning after the Effective Date of the Registration Statement.

                  (i) After completion of the offering of the Shares, the Company will make all filings required to maintain the quotation of the Common Stock on The Nasdaq SmallCap Market or any national stock exchange.

                  (j) The Company will apply the net proceeds from the sale of the Shares substantially in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (k) For a period of six months after the Effective Date of the Registration Statement, the Company will not, without the prior written consent of the Underwriter, directly or indirectly, effect the Disposition of any Securities including, without limitation, any Securities that are convertible into or exchangeable or exercisable for Common Stock, except the Company may take the following actions:

                           (i) sell Shares pursuant to this Agreement;

                           (ii) grant options under the Option Plans in the ordinary course, provided that the exercise price or conversion price of any options shall have an exercise price or conversion price that is not less than the market price of the Common Stock at the date of grant, or if greater, $4.00 per share;

                           (iii) issue shares of Common Stock pursuant to the exercise of options granted under the Option Plans; and

                           (iv) sell Common Stock, grant warrants to purchase Common Stock (and issue shares pursuant to the exercise of such warrant), and grant other Securities convertible into Common Stock (and issue shares pursuant to the exercise of such Securities), to the Company's strategic business partners or in connection with acquisitions, provided that the exercise price or conversion price of any warrants or other convertible Security shall have an exercise price or conversion price that is not less than the market price of the common stock at the date of grant, or if greater, $4.00 per share.

                  (l) The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (m) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Shares by the Underwriter if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information shall be provided within ninety (90) days after the commencement thereof or after a change occurs with respect to previously reported information.

                  (n) The Company hereby grants to the Underwriter a right of first refusal to act as the sole or managing agent or underwriter, as the case may be, for any private or public offering of equity or debt securities commenced by the Company during the period of three (3) years following the Effective Date of the Registration Statement if the Company seeks to utilize an underwriter or selling agent in such offering. If the Company receives a bona fide offer from any third party to serve as sole or managing agent or underwriter in such a private or public offering which the Company is willing to accept, the Company shall promptly give written notice to the Underwriter, including all essential terms and conditions of such offer. The Underwriter shall have a period of fifteen (15) days after receipt of such written notice to elect to enter into an agreement with the Company as sole or managing agent or underwriter, as the case may be, on the same terms and conditions as set forth in the Company's written notice, after which time the Underwriter will be deemed to have declined such exercise. If the Underwriter declines to exercise its right of first refusal or fails to notify the Company within such 15-day period of an election to invoke its right of first refusal, the Company may enter into an agreement with such third party from whom it has received a bona fide offer and the Underwriter's right of first refusal with respect to other offerings shall cease. If the Company fails to enter into such an agreement with such third party, if the terms and conditions of such offer are thereafter materially changed or if the proposed offering is not completed, the right of first refusal granted to the Underwriter shall once again apply.

                  (o) The Company hereby grants to the Underwriter the right to nominate a representative to serve on the Company's Board of Directors during the period of three (3) years following the Effective Date of the Registration Statement, and the Company shall use its best efforts to secure the election of such representative to the Company's Board of Directors. Such representative shall be subject to the approval of the Company, which approval shall not be unreasonably withheld. The Underwriter's right to nominate a representative to serve on the Company's Board of Directors supersedes, and is not in addition to, the similar right granted to the Underwriter in the Agency Agreement for the Company's 1997 private placement.

         4.       Expenses.

                  (a)      The Company agrees with the Underwriter that:

                           Whether or not this Agreement becomes effective or is terminated or cancelled or the sale of the Shares hereunder is consummated, and regardless of the reason for or cause of any such termination, cancellation, or failure to consummate, the Company will pay or cause to be paid:

                           (i) all expenses (including any transfer taxes) incurred in connection with the delivery to the Underwriter of the Shares;

                           (ii) all expenses and fees (including, without
                  limitation, fees and expenses of the Company's accountants and of counsel to the Company, excluding, however, fees of Underwriter's Counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto;

                           (iii) all fees and reasonable expenses, including all
                  reasonable counsel fees of Underwriter's Counsel, incurred in connection with the qualification of the Shares for offering and sale by the Underwriter or by dealers under the securities or Blue Sky laws of the states and other jurisdictions which the Underwriter may designate in accordance with Section 3(d) hereof, subject to a maximum of $25,000.00;

                           (iv) all costs and expenses incident to qualification
                  with The Nasdaq SmallCap Market;

                           (v) postage and express charges and other expenses in
                  connection with delivery to the Underwriter of the Preliminary Prospectus and Prospectus; and

                           (vi) all other costs and expenses incident to the
                  performance of the Company's obligations hereunder that are not otherwise specifically described herein.

                  (b) In addition to and not in lieu of the foregoing, the Company shall pay to the Underwriter on each Closing Date for out-of-pocket expenses (including fees of Underwriter's Counsel other than fees and expenses incurred in connection with Blue Sky or state securities qualifications) a nonaccountable expense allowance equal to three percent (3.0%) of the aggregate public offering price for all the Shares sold to the Underwriter on each Closing Date, including Shares sold pursuant to orders received through the Company.

                  (c) If the Underwriter withdraws from the sale of the Shares as herein proposed:

                           (i) for any reason within the control of the Company such as, for example, the sale of the Shares as herein proposed is abandoned by the Company;

                           (ii) based upon the fact that there has been a
                  material adverse change in the financial or other affairs of the Company since the date of the last financial statements of the Company provided to the Underwriter;

                           (iii) because any of the Company's representations
                  or warranties in this Agreement prove to be untrue in any material respect;

                           (iv) because there shall have occurred any general
                  suspension of trading in securities on the New York Stock Exchange or any limitation on prices for such trading or because any new restrictions on the distribution of securities shall have been established by the New York Stock Exchange or by the Commission or by any federal or state agency, all to such a degree as, in the Underwriter's reasonable judgment, would restrict materially a free market for the Shares;

                           (v) because there shall have occurred such a
                  materiel change in general economic, political or financial conditions, or because the effect of international conditions on the financial markets in the United States become such as, in the Underwriter's reasonable judgment, makes it inadvisable to proceed with the sale of the Shares;

                           (vi) because the Company's financial condition or
                  its business prospects do not fulfill the Underwriter's expectations based on representations made by the Company prior to the Effective Date;

                           (vii) because the offering of the Shares lacks
                  public interest prior to the Effective Date; or

                           (viii) because adverse market or other conditions
                  make the offering of the Shares not feasible in the Underwriter's reasonable judgment;

         the Company will pay to the Underwriter the amount of all actual accountable, out-of-pocket expenses (including reasonable fees and disbursements of Underwriter's Counsel, including all fees incurred in connection with the qualification of the Shares for offering and sale by the Underwriter or by dealers under the securities or Blue Sky laws of the states and other jurisdictions which the Underwriter may designate in accordance with Section 3(d) hereof, subject to a maximum of $25,000.00) incurred by the Underwriter in connection with the contemplated purchase, offer and sale of the Shares, including, without limitation, expenses incurred in its investigation, preparation to market, and marketing of the Shares, and in contemplation of performing and in performance of its obligations hereunder, up to a maximum of $25,000.00. All reimbursements pursuant to this Section 4 shall occur within ten (10) days after the Underwriter delivers to the Company a written itemization of such expenses. The provisions of this Section 4 are intended to relieve the Underwriter from the payment of the expenses and costs which the Company hereby agrees to pay and shall not impair the obligations of the Company hereunder to the Underwriter.

         5. CONDITIONS OF THE UNDERWRITER'S OBLIGATIONS. The obligation of the Underwriter to purchase and pay for the Shares as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Shares, as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date), and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date); to the performance by the Company of its obligations hereunder; and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:

                  (a) The Registration Statement shall have become effective not later than 4:00 p.m. Minneapolis, Minnesota time on the date of this Agreement, or such later date or time as shall be consented to in writing by the Underwriter (the "Effective Date"); and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, or the Underwriter, threatened by the Commission or any state securities commission or similar regulatory body; and any request of the Commission for additional information (to be included in the Registration Statement or the

Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter and Underwriter's Counsel.

                  (b) Neither the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, shall contain any untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 5(b) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

                  (c) Subsequent to the Effective Date and prior to each Closing Date, there shall not have occurred any change, or any development involving a prospective change, which materially and adversely affects the Company's condition (financial or otherwise), earnings, operations, properties, business or business prospects from that set forth in the Registration Statement or Prospectus, and which, in the Underwriter's reasonable judgment, is material and adverse and that makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus and this Agreement.

                  (d) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to Underwriter's Counsel, and Underwriter's Counsel shall have been furnished with such papers and information as it may reasonably have requested to enable it to pass upon the matters referred to in this Section.

                  (e) On each Closing Date, the Underwriter shall have received the opinion of Briggs and Morgan, P.A., counsel for the Company, dated as of such Closing Date, satisfactory in form and substance to the Underwriter and Underwriter's Counsel, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently being carried on and as described in the Registration Statement and Prospectus.

                           (ii) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company. To the best of such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity.

                           (iii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Securities." The issued and outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, and the holders thereof are not subject to any personal liability solely by reason of being such holders.

                           (iv) The Shares to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock pursuant to the Company's articles of incorporation, bylaws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To the best of such counsel's knowledge, except as set forth in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock or other securities of the Company and no such rights exist, other than those rights that have been waived prior to the date hereof. To the best of such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no options, warrants, agreements, contracts or rights in existence to purchase or acquire from the Company any shares of capital stock of the Company.

                           (v) The Underwriter's Warrants and the Warrant Shares have been duly authorized. The Underwriter's Warrants, when issued and delivered to the Underwriter, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by judicial limitations and the right of specific performance. The Warrant Shares, when issued in accordance with the terms of this Agreement and pursuant to the Underwriter's Warrants, will be fully paid and non-assessable and subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the Company has been reserved for issuance by the Company upon exercise of the Underwriter's Warrants.

                           (vi) The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriter the Shares to be issued and sold by it hereunder. This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriter, is a valid, legal and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or the public policies underlying such law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                           (vii) The Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or threatened under the Securities Act.

                           (viii) The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto (other than the financial statements, including the notes thereto and the supporting schedules, and other financial, numerical, statistical and accounting data derived therefrom, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                           (ix) The form of certificates evidencing the Common Stock and filed as an exhibit to the Registration Statement complies with Minnesota law.

                           (x) The description in the Registration Statement and the Prospectus of the Company's articles of incorporation and bylaws and of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects and fairly present the information required to be presented by the Securities Act and the applicable Rules and Regulations; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required.

                           (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder, concerning which no opinion need be expressed) do not result in any violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other material agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to the best of such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or other any of its material properties or operations.

                           (xii) No consent, approval, authorization or order of, or filing with, or qualification with, any court, government or governmental agency or body is necessary in connection with the execution, delivery and performance of this Agreement or for the execution, delivery and performance of this Agreement or for the consummation of the transactions herein contemplated, except such as have been obtained under the Securities Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriter.

                           (xiii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company of a character required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the Rules and Regulations, other than those described therein.

                           (xiv) To the best of such counsel's knowledge, the Company is not presently (A) in violation of its articles of incorporation or bylaws, (B) in material breach or violation of any applicable statute, rule or regulation known to such counsel or any order, writ or decree of any court or governmental agency or body, or
         (C) in breach of or otherwise in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, loan agreement or any other material contract, lease or other instrument to which the Company is subject or by which it may be bound, or to which any of the material assets or property of the Company is subject.

                           (xv) To the best of such counsel's knowledge, and except as described in the Registration Statement, the Company holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any government or self-regulatory body required for the conduct of its business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

                           (xvi) To the best of such counsel's knowledge, after due inquiry, the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with the asserted rights of others with respect to any trade marks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           (xvii) To the best of such counsel's knowledge, after due inquiry, the Company owns, or possesses adequate rights to use, all service marks, trade names, copyrights, trade marks and proprietary rights or information which are necessary for the conduct of its present or intended business as described in the Registration Statement or Prospectus.

                           (xviii) On the basis of information obtained as a result of discussions and meetings with officers and other employees or representatives of the Company, discussions with representatives of the independent public accountants for the Company, in connection with the preparation of the Registration Statement and the Prospectus, and the examination of other information and documents requested by such counsel, nothing has come to such counsel's attention that has caused them to believe that the Registration Statement and any amendment thereof, at the time it became effective and at all times subsequent thereto up to and on that Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, and any amendment or supplement thereto, at the first date of its issuance and up to and at all times subsequent thereto up to and on that Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may further state that in making the foregoing comments, such counsel does not intend them to include or cover the financial statements and notes thereto and related schedules and other financial, numerical, statistical and accounting data contained or omitted from the Registration Statement and any amendment or supplement thereto and the Prospectus.

                  Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of Minnesota upon opinions of local counsel, and, as to questions of fact, upon representations or certificates of officers of the Company and of government officials, in which case their opinion is to state the extent of such reliance. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Underwriter and to Underwriter's Counsel.

                  (f) The Underwriter shall have received from Robins, Kaplan, Miller & Ciresi L.L.P., Underwriter's Counsel, such opinion or opinions as the Underwriter may reasonably require, dated as of the First Closing Date and the Second Closing Date, which are satisfactory in form and substance to the Underwriter, with respect to the sufficiency of corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and the Company shall have furnished to Underwriter's Counsel such documents as it may have requested for the purpose of enabling it to pass upon such matters. In connection with such opinion, as to matters of fact relevant to conclusions of law, Underwriter's Counsel may rely, to the extent that it deems proper, upon representations or certificates of public officials and of responsible officers of the Company.

                  (g) At the time of execution of this Agreement, the Underwriter shall have received from Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. a letter dated the date of such execution, in form and substance satisfactory to the Underwriter, to the effect that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published instructions, and the Rules and Regulations thereunder, and further stating in effect that:

                           (i) In their opinion, the audited financial statements included in the Registration Statement and Prospectus covered by their report included therein comply as to form in all material respects with the applicable requirements of the Securities Act, the published instructions and the Rule and Regulations.

                           (ii) On the basis of (A) a reading of the minutes of the shareholders' and directors' meetings of the Company since inception, (B) inquiries of certain officials of the Company responsible for financial and accounting matters, (C) a reading of the Company's monthly operating statements for the months beginning on June 26, 1997, and (D) other specified procedures and inquiries (but not an audit in accordance with generally accepted accounting principles), nothing came to their attention causing them to believe that:

                                    (1) the unaudited financial statements of
                  the Company contained in the Prospectus and any amendment thereof or supplement thereto do not comply as to form, in all material respects, with the applicable accounting requirements of the Securities Act and the published Rules and Regulations or were not prepared in conformity with generally accepted accounting principles and practices applied on a basis consistent in all material respects with those followed in the preparation of the audited financial statements of the Company included therein; or

                                    (2) the unaudited amounts of revenues,
                  income before provision for income taxes, net income and ratio of earnings to fixed charges of the Company contained in the Prospectus, or any amendment thereof or supplement thereto, were not derived from financial statements prepared in conformity with generally accepted accounting principles and practices applied on a basis consistent in all material respects with those followed in the preparation of the audited financial statements of the Company included therein; or

                                    (3) the unaudited pro forma financial
                  statements of the Company contained in the Prospectus or any amendment thereof or supplement thereto, were not properly compiled in accordance with generally accepted accounting principles or did not provide for all adjustments necessary for a fair presentation of the information purported to be shown thereby; or

                                    (4) with respect to the period subsequent to
                  September 30, 1999, there were, at a specified date, not more than five (5) business days prior to the date of the letter, any changes or any material increases or decreases in capital stock, long-term or short-term debt or shareholders' equity, decreases in net assets, net current assets, or net worth or any material decrease, as compared with the corresponding period of the prior year, in revenues or net income of the Company as compared with the amounts shown in the balance sheet included in the Registration Statement, except as disclosed or referred to in the Prospectus and Registration Statement.

                           (iii) Certain information set forth on the cover of the Prospectus and in the Prospectus under the headings "Prospectus Summary" (including the subheading "Summary Financial Data"), "Risk Factors," "Use of Proceeds," "Dividend Policy," "Capitalization," "Dilution," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Relationships and Related Transactions," "Principal Shareholders," "Shares Eligible for Future Sale," and "Description of Securities" and that are expressed in dollars (or percentages derived from dollar amounts) or numbers have been compared to accounting records of the Company which were subject to the internal accounting controls of the Company and are in agreement with such records or computations made therefrom, excluding any questions of legal interpretation.

                  (h) The Underwriter shall have received from Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. a letter dated as of each Closing Date to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to Section 5(g), except that the specified date referred to in such letter will be a date not more than five (5) business days prior to such Closing Date.

                  (i) The Underwriter shall have received from the Company a certificate, dated as of the First Closing Date and the Second Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company, to the effect that:

                           (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, such Closing Date;

                           (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Shares for offering or sale have been issued, and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission or any state or regulatory body; and

                           (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus and any amendments thereof or supplements thereto, and

                                    (A) such documents contain all statements
                  and information required to be included therein; the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                    (B) since the Effective Date of the
                  Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

                                    (C) subsequent to the respective dates as of
                  which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or material obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business consistent with past practice, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the offering of the Shares or the issuance of shares upon the exercise of options outstanding as of the Effective Date or options granted pursuant to the Option Plans described in the Registration Statement), or any material increase in the short-term debt or long-term debt, or in the issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company, and

                                    (D) except as stated in the Registration
                  Statement and Prospectus, there is not pending or, to their knowledge, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change of the condition, (financial or otherwise), business, prospects, or results of operations of the Company.

                  (j) On each Closing Date, there shall have been furnished the Underwriter a certificate of Secretary of the Company, dated as of such Closing Date, with the documents listed herein attached, and to the effect and certifying as follows:

                           (i) Attached thereto are true and correct copies of the articles of incorporation of the Company, as amended to the date of the certificate, and stating that there have been no changes or amendments to the attached articles of incorporation of the Company, and no resolutions have been adopted by the Board of Directors or shareholders of the Company relating to (A) the amendment of said articles of incorporation, (B) the merger, consolidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets or business of the Company, and that the Company is in good standing in the State of Minnesota and has paid all of its corporate franchise taxes due as of the date of such certificate.

                           (ii) Attached thereto is a true and correct copy of the bylaws of the Company as in effect as of the date of such certificate and no resolutions have been adopted by the Board of Directors or shareholders of the Company relating to changes or amendments to the attached Bylaws.

                           (iii) Attached thereto are true and correct copies of the resolutions of the Board of Directors of the Company relating to the preparation and signing of the Registration Statement and this Agreement, the issuance and sale of the Shares and other related matters, and such resolutions have not been amended, modified or rescinded and are in full force and effect as of the date of such certificate and are the only resolutions adopted by the Board of Directors of the Company with respect to the offering contemplated by the Registration Statement.

                           (iv) Attached thereto are true and correct copies of all material correspondence with respect to the Registration Statement and Prospectus and related matters between the Company, its counsel, and/or Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., on the one hand, and the Commission, on the other.

                           (v) This Agreement, as executed and delivered by the Company, is in the form presented to and approved by officers authorized to do so by the Board of Directors of the Company.

                           (vi) Attached thereto is a specimen of the certificate for the Common Stock in the form authorized and approved for use by the Board of Directors of the Company.

                           (vii) The persons who have signed the Registration Statement and all amendments thereto were duly elected at the respective times of such signing and duly acting as officers and directors of the Company or as an attorney-in-fact therefor, as set forth in the Registration Statement.

                  (k) The Underwriter shall have received from each of the executive officers and directors of the Company and each beneficial owner of ten percent (10%) or more of the Common Stock to be outstanding after the sale of the Firm Shares (calculated in accordance with Rule 13d-3 under the Exchange Act) the One-Year Lock-up Agreement in the form of APPENDIX A-1 hereto whereby each such person agrees that during the One-Year Lock-up Period such person will not, without the Underwriter's prior written consent, effect the Disposition of any Securities except as permitted by the One-Year Lock-up Agreement, and the Underwriter shall have received from certain other shareholders of the Company the Six-Month Lock-up Agreement in the form of APPENDIX A-2 hereto whereby each such person agrees that during the Six-Month Lock-up Period such person will not, without the Underwriter's prior written consent, effect the Disposition of any Securities other than as permitted by the Six-Month Lock-up Agreement.

                  (l) The Common Stock of the Company shall be included and quoted on The Nasdaq SmallCap Market.

                  (m) Robins, Kaplan, Miller & Ciresi L.L.P. shall deliver to the Underwriter a Blue Sky Memorandum reasonably satisfactory to the Underwriter confirming that all requisite actions for the offer and sale of the Shares in all jurisdictions requested by the Underwriter have been taken.

                  (n) The Company shall have furnished to the Underwriter and to Underwriter's Counsel such additional certificates, documents and evidence as the Underwriter shall reasonably request.

                  All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriter and Underwriter's Counsel. All statements contained in any certificate, letter or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

                  The Underwriter may waive in writing the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled and if the fulfillment of said condition has not been waived by the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, each Closing Date by the Underwriter. Any such cancellation shall be without liability of the Underwriter to the Company and shall not relieve the Company of its obligations under Section 4(a) hereof. Notice of such cancellation shall be given to the Company at the address specified in Section 11 hereof in writing, or by telegraph or telephone confirmed in writing.

         6. UNDERWRITER'S WARRANT. In consideration of the agreement of the Underwriter to act as Underwriter, and upon payment of a purchase price of $100.00, on the First Closing Date the Company will issue and deliver to the Underwriter, for its account, the Underwriter's Warrant to purchase Shares in an amount up to ten percent (10%) of the number of Firm Shares purchased by the Underwriter in the offering. The Underwriter's Warrant shall be issued on the First Closing Date and shall be dated as of the Effective Date. The Underwriter's Warrant shall be exercisable commencing one year after the Effective Date and for a period of five years after the Effective Date at a price equal to 120% of the public offering price set forth on the cover page of the Prospectus. As to other terms, the Underwriter's Warrant shall be in form and substance substantially the same as APPENDIX B hereto. The Company represents and warrants that the Underwriter's Warrant has been duly authorized and, when granted and delivered in accordance with the terms hereof, will be a valid, binding and enforceable obligation of the Company, except insofar as indemnification and contribution provisions may be limited by applicable law or the public policies underlying such law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally or by general equitable principles; the Warrant Shares issuable upon exercise of the Underwriter's Warrant have been duly authorized and reserved for issuance upon exercise; and upon receipt by the Company of the consideration for such securities in accordance with the terms of the Underwriter's Warrant, the Warrant Shares shall have been duly and validly issued, fully paid and non-assessable.

         7.       INDEMNIFICATION.

                  (a) The Company hereby agrees to indemnify and hold harmless the Underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or each such controlling person may become subject under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement,
(ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse the Underwriter and each such controlling person for reasonable legal or other expenses reasonably incurred by the Underwriter or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to indemnified parties for the legal or other expenses of more than one law firm representing indemnified parties and that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by the Underwriter specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus, or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or the Underwriter filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction; and provided further that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospectus, such indemnity agreement shall not inure to the benefit of the Underwriter (or to the benefit of any person who controls the Underwriter) if the person asserting any loss, claim, damage or liability purchased the Shares from the Underwriter if a copy of the Prospectus was not sent or given to such person with, or prior to, the written confirmation of the sale of such Shares to such person. This indemnity agreement is in addition to any liability which the Company may otherwise have.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person who controls the Company within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state in the Registration Statement or any amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the Effective Date of the Registration Statement, or in the Prospectus (as amended or as supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Underwriter specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereof, any such Preliminary Prospectus, or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by the Underwriter and filed in any jurisdiction; and the Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. This indemnity agreement is in addition to any liability which the Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will relieve it from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, in which event the fees and expenses of only one such separate counsel shall be borne by the indemnifying party. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

         8.       CONTRIBUTION.

                  (a) In order to provide for just and equitable contribution in any action in which the Underwriter or the Company (or any person who controls the Underwriter or the Company within the meaning of Section 15 of the Securities Act) makes claim for indemnification pursuant to Section 7 hereof, but such indemnification is unavailable or insufficient to hold harmless and indemnify a party under Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7 above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Shares hereunder or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before the deducting expenses) received by the Company bear to the total underwriting discounts received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 8. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8 shall be deemed to include any legal or other expenses of one law firm reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 8. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (b) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof; but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 8. Any notice given pursuant to Section 7 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

         9.       EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                  (a) This Agreement shall become effective immediately after the time at which the Registration Statement shall become effective under the Securities Act upon the Effective Date of the Registration Statement.

                  (b) Until the First Closing Date, this Agreement may be terminated by the Underwriter, at its option, by giving notice to the Company, and the option referred to in Section 2(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused, or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriter's obligations hereunder is not fulfilled or waived by the Underwriter, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall be required, on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market, by such Exchange or by Nasdaq or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal, New York, or Minnesota authorities, (vi) there shall have been such a serious, unusual and material change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such as, in the reasonable judgment of the Underwriter, makes it inadvisable to proceed with the delivery of the Shares, (vii) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in the reasonable judgment of the Underwriter, materially and adversely affects or will materially and adversely affect the business or operations of the Company, or (viii) there shall be a material outbreak of hostilities or material escalation and deterioration in the political and military situation between the United States and any foreign power, or a formal declaration of war by the United States of America shall have occurred. Any such termination shall be without liability of any party to any other party, except as provided in Sections 7 and 8 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Sections 4(a) and 4(c) hereof.

                  (c) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
Section 9, it shall notify the Company and the Company's counsel promptly by telegram or telephone, confirmed by letter sent to the address specified in
Section 11 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Underwriter promptly by telegram or telephone, confirmed by letter sent to the addresses specified in Section 11 hereof.

         10. SURVIVAL OF INDEMNITIES, CONTRIBUTION AGREEMENTS, WARRANTIES AND REPRESENTATIONS. The respective indemnity and contribution agreements of the Company and the Underwriter contained in Sections 7 and 8, the representations and warranties of the Company set forth in Section 1 hereof, and the covenants and agreements of the Company set forth in Section 3 hereof, shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriter, the Company, any of its officers and directors, or any controlling person referred to in Sections 7 and 8, and shall survive the delivery of and payment for the Shares. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

         11. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telegraphed, and confirmed, as follows:

If to the Underwriter, to:        Equity Securities Investments, Inc.
                                  5353 Wayzata Boulevard
                                  Suite 600
                                  Minneapolis, Minnesota 55416
                                  Attention: Edward S. Adams

           with a copy to:        Robins, Kaplan, Miller & Ciresi L.L.P.
                                  2800 LaSalle Plaza
                                  800 LaSalle Avenue
                                  Minneapolis, Minnesota 55402
                                  Attention: Eric O. Madson, Esq.

If to the Company, to:            Founders Food & Firkins Ltd.
                                  5831 Cedar Lake Road
                                  St. Louis Park, MN 55416
                                  Attention: Steven J. Wagenheim

       with a copy to:            Briggs and Morgan, P.A.
                                  2400 IDS Center
                                  80 South Eight Street
                                  Minneapolis, Minnesota 55402
                                  Attention: Avron L. Gordon, Esq.

         12. INFORMATION FURNISHED BY THE UNDERWRITER. The statements relating to the stabilization activities of the Underwriter and the statements under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by, or on behalf of, the Underwriter specifically for use with reference to the Underwriter referred to in Section 1(a)(ii) and Sections 7(a) and 7(b) hereof.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Company and their respective successors and assigns, and the officers, directors and controlling persons referred to in Sections 7 and 8. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns, and the controlling persons, officers and directors referred to in Sections 7 and 8 any legal or equitable right, remedy or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Shares from the Underwriter shall be construed a successor or assign merely by reason of such purchase.

         14. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                    Very truly yours,

                                    FOUNDERS FOOD & FIRKINS LTD.


                                    By
                                      ----------------------------------------
                                           Signature

                                       Steven J. Wagenheim
                                    ------------------------------------------
                                           Name Typed or Printed

                                    Its President and Chief Executive Officer
                                        --------------------------------------
                                           Title Typed or Printed

ACCEPTANCE

The foregoing Underwriting
Agreement is hereby confirmed
and accepted by us as of the
date first above written.

EQUITY SECURITIES INVESTMENTS, INC.


By
  ---------------------------------
      Signature


-----------------------------------
      Name Type or Printed

Its
   --------------------------------
      Title Typed or Printed

                                                                  APPENDIX A-1


                             ONE-YEAR LOCK-UP AGREEMENT

Equity Securities Investments, Inc.
5353 Wayzata Boulevard, Suite 600
St. Louis Park, MN 55416

RE:  FOUNDERS FOOD & FIRKINS LTD.

Ladies and Gentlemen:

     I am the owner of shares of common stock of Founders Food & Firkins Ltd. (the "Company"). I understand that the Company proposes to make a public offering of shares of its common stock and in connection with that public offering intends to file or has filed with the Securities and Exchange Commission a Registration Statement on Form SB-2 (the "Registration Statement"). I also understand that the Company and Equity Securities Investments, Inc. expect to enter into an underwriting agreement for the public offering of the common stock, and that you will be named as the underwriter in the underwriting agreement.

     In order to induce you to proceed with the public offering, I agree that I will not transfer any securities of the Company during the period beginning on the date of this Lock-Up Agreement and ending twelve (12) months after the effective date of the Registration Statement unless you consent in writing to such transfer or such transfer is a transfer described in the following paragraph. I understand that (a) "transfer" includes any sale, pledge, hypothecation, or other disposition of the Company's securities, and (b) "securities" includes common stock and stock options, warrants or securities convertible into common stock. I also understand that this restriction applies to all securities that I have the power to transfer (even if I am not the beneficial owner of those securities), as well as securities that I may acquire or have the power to transfer in the future.

     I understand that I may transfer securities as a gift if the recipient agrees in writing to comply with the restrictions in this Lock-Up Agreement.
I may also transfer securities by will or the laws of descent and distribution, and if I do so, I understand that the securities will be subject to the restrictions in this Lock-Up Agreement.

     I agree that you or the Company may instruct the Company's transfer agent not to effect any transfer of the securities unless I comply with the terms of this Lock-Up Agreement.

     I also agree that if I sell any securities of the Company in the public market within two years after the effective date of the Registration Statement, I will do so through you.

                                       Very truly yours,

Dated:
      --------------------             --------------------------------
                                       Signature

                                       --------------------------------
                                       Named Typed or Printed

                                                                  APPENDIX A-2


                             SIX-MONTH LOCK-UP AGREEMENT

Equity Securities Investments, Inc.
5353 Wayzata Boulevard, Suite 600
St. Louis Park, MN 55416

RE:  FOUNDERS FOOD & FIRKINS LTD.

Ladies and Gentlemen:

     I am the owner of shares of common stock of Founders Food & Firkins Ltd. (the "Company"). I understand that the Company proposes to make a public offering of shares of its common stock and in connection with that public offering intends to file or has filed with the Securities and Exchange Commission a Registration Statement on Form SB-2 (the "Registration Statement"). I also understand that the Company and Equity Securities Investments, Inc. expect to enter into an underwriting agreement for the public offering of the common stock, and that you will be named as the underwriter in the underwriting agreement.

     In order to induce you to proceed with the public offering, I agree that I will not transfer any securities of the Company during the period beginning on the date of this Lock-Up Agreement and ending six (6) months after the effective date of the Registration Statement unless you consent in writing to such transfer or such transfer is a transfer described in the following paragraph. I understand that (a) "transfer" includes any sale, pledge, hypothecation, or other disposition of the Company's securities, and (b) "securities" includes common stock and stock options, warrants or securities convertible into common stock. I also understand that this restriction applies to all securities that I have the power to transfer (even if I am not the beneficial owner of those securities), as well as securities that I may acquire or have the power to transfer in the future.

     I understand that I may transfer securities as a gift if the recipient agrees in writing to comply with the restrictions in this Lock-Up Agreement.
I may also transfer securities by will or the laws of descent and distribution, and if I do so, I understand that the securities will be subject to the restrictions in this Lock-Up Agreement.

     I agree that you or the Company may instruct the Company's transfer agent not to effect any transfer of the securities unless I comply with the terms of this Lock-Up Agreement.

                                       Very truly yours,

Dated:
      --------------------             --------------------------------
                                       Signature

                                       --------------------------------
                                       Named Typed or Printed